UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  July 30, 2003
                                -----------------
                Date of Report (Date of earliest event reported)



                   TRANS CONTINENTAL ENTERTAINMENT GROUP, INC.
                       -----------------------------------
             (Exact Name of Registrant as Specified in its Charter)



       NEVADA                       0-22382                     56-1051491
 -------------------            ----------------            -------------------
   (State or other              (Commission File              (IRS Employer
   jurisdiction of                  Number)                 Identification No.)
    incorporation)



                    1701 PARK CENTER DRIVE, ORLANDO, FL 32835
             -------------------------------------------- ----------
               (Address of principal executive offices) (Zip Code)


                                 (407) 253-5000
                                -----------------
              (Registrant's telephone number, including area code)



              ----------------------------------------------------
          (Former name or former address if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On July 30, 2003, the Registrant issued a press release announcing that it remained unable to release its financial results for the third fiscal quarter ended April 30, 2003, due to the continued review by its new auditors, Grant Thornton LLP of its financial statements, and that, consequently, the OTC Bulletin Board ("OTCBB") has ceased quotation of the Registrant's stock. However the Company's stock is eligible for quotation on the National Quotation Service Bureau (the "pink sheets").

         On July 7, 2003, the Registrant issued a press release (and filed a current report on Form 8-K) announcing the appointment of Grant Thornton LLP as its auditors to examine its consolidated financial statements for the year ended July 31, 2003, and announcing the anticipated delay in the release of its third quarter financial results in order to allow the new auditors time to review its quarterly report on Form 10-QSB for the quarter ended April 30, 2003. In addition, that press release announced that the Registrant was in the process of reviewing the financial accounting and reporting treatment of its previously announced Agreement and Plan of Merger among the Registrant and Trans Continental Classics, Inc., and that it had asked its new auditor to review such business transaction and to confirm whether its prior interpretation of Statement of Financial Accounting Standards No. 141, Business Combinations, was appropriate in the circumstances.

         That review has recently been expanded to encompass a review of the Registrant's revenue recognition policies as applied to Model Revenue and Franchise Revenue. Such review may result in a change in the Registrant's accounting policy with regards to these items and, if so, may result in the restatement of the Registrant's previously filed financial statements and periodic reports for the fiscal years 2002 and 2001, and subsequent interim periods. Accordingly, we advice the readers of the Registrant's financial statements not to place reliance on the previously filed financial statement until the Registrant completes its filings. The Registrant will make every feasible effort to complete such review and to file its quarterly report on Form 10-QSB for the period ended April 30, 2003 and any such restated information as soon as possible.

         As a result of the Registrant's inability to file its quarterly report on Form 10-QSB for the quarter ended April 30, 2003, before the expiration of the 30-day grace period provided by the OTCBB, the OTCBB announced on July 29, 2003, that it would cease quotation of the Registrant's common stock effective on July 30, 2003. Resumption of quotation on the OTCBB may be possible after the Registrant has filed all required periodic reports and three days subsequent to the application of a broker-dealer for resumption of quotation. Although the Registrant believes that an application by a broker-dealer for resumption of quotation will be made, there can be no assurance that such application, if made, will be approved. If the Registrant's shares are not approved for quotation in the OTC Bulletin Board, they will continue to be eligible for quotation on the National Quotation Service Bureau (the "pink sheets").

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.       Description

    99.1          Press Release dated July 30, 2003.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     TRANS CONTINENTAL ENTERTAINMENT GROUP, INC.
                                     -------------------------------------------
                                                     (Registrant)





Date:  July 30, 2003                          By: /s/ Mark Tolner
                                                  -----------------------
                                                  Mark Tolner
                                                  Chief Executive Officer